CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with The Beard Company’s (the “Company”) annual report on Form 10-K for the period ended December 31, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William M. Beard, Chairman of the Board and Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.

The information contained in the Report fairly presents, in all material respects, the financial condition of the Company at December 31, 2006, and results of the Company’s operations for the year ended December 31, 2006.

Date: April 17, 2007	By: /s/ William M. Beard William M. Beard Chairman of the Board and Chief Executive Officer